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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549



                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                               AUGUST 29, 1997
                              (Date of Report)



                     MANUFACTURED HOME COMMUNITIES, INC.
           (Exact name of registrant as specified in its Charter)



                                   1-11718
                            (Commission File No.)


                MARYLAND                                36-3857664
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
      incorporation or organization)


TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS               60606
(Address of principal executive offices)                 (Zip Code)



                               (312) 474-1122
            (Registrant's telephone number, including area code)



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ITEM 2. ACQUISITION OF ASSETS

Manufactured Home Communities, Inc. and its subsidiaries (the "Company") have acquired twenty-one manufactured home communities and two commercial properties during the period from January 1, 1997 through August 29, 1997. The combined purchase price for these properties was approximately $133.7 million.

CALIFORNIA HAWAIIAN MOBILE ESTATES, SAN JOSE, CALIFORNIA

DESCRIPTION OF PROPERTY
On March 14, 1997, the Company acquired California Hawaiian Mobile Estates ("California Hawaiian"), located in San Jose, California. California Hawaiian consists of 412 developed sites situated around four lakes. The property is a family community with approximately 50% senior residents and a full amenity package including: a clubhouse, two heated pools, a jacuzzi and sauna, billiards, a playground, shuffleboard courts, and a beauty salon. As of June 30, 1997, occupancy was 100%.

TERMS OF PURCHASE
The purchase price of California Hawaiian was approximately $23.3 million. The Company purchased the property from California Hawaiian Associates, L.P., a California limited partnership. The acquisition was funded with a borrowing under the Company's line of credit.

GOLF VISTA ESTATES, MONEE, ILLINOIS

DESCRIPTION OF PROPERTY
On March 27, 1997, the Company acquired Golf Vista Estates ("Golf Vista"), located in Monee, Illinois, approximately 35 miles south of Chicago. Golf Vista consists of 200 developed sites and 319 expansion sites. The property is a senior community and features a 9-hole golf course and clubhouse. As of June 30, 1997, occupancy was 81% at the developed sites.

TERMS OF PURCHASE
The purchase price of approximately $7.4 million was funded with available cash on hand. The Company purchased Golf Vista from Abart Investment Corporation, an Illinois Corporation.

GOLDEN TERRACE SOUTH, GOLDEN, COLORADO

DESCRIPTION OF PROPERTY
On May 29, 1997, the Company entered into a capital lease with East Tincup Village, Inc., a Colorado corporation, for Golden Terrace South (formerly known as East Tincup Village). The property is located adjacent to two of the Company's existing properties in Golden, Colorado. Golden Terrace South is a family community consisting of 80 developed sites and 86 recreational vehicle sites ("RV"), and includes a common building with restrooms and showers. As of June 30, 1997, occupancy was 99% at the developed sites.

TERMS OF LEASE
The lease term is 110 months commencing on May 29, 1997, with monthly rental payments of approximately $18,000. The Company paid a $550,000 lease deposit at closing. The lease contains an option for the Company to purchase Golden Terrace South at the termination of the lease for $2.4 million. For financial accounting purposes, the Company accounted for the lease as a direct financing lease; and, accordingly, the Company has recorded an investment in real estate and note payable.




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THE MOBILEPARKS WEST TRANSACTION

On August 29, 1997, the Company acquired 17 manufactured home communities, a 50% general partnership interest in San Jose Mobilepark West I, and two commercial properties (collectively, the "MPW Properties") from limited partners and joint ventures affiliated with Mobileparks West, a California Limited Partnership. The aggregate purchase price of the MPW Properties was approximately $100 million. Approximately $64 million of the purchase price was in the form of units of limited partnership interest ("OP Units") which are convertible into an equivalent number of shares of the Company's common stock, approximately $6 million was in the form of installment notes payable, approximately $17 million was in the form of cash funded from a borrowing under the Company's line of credit, and the Company assumed debt of approximately $13 million.

ALL SEASONS MOBILEHOME COMMUNITY, SALT LAKE CITY, UTAH

DESCRIPTION OF PROPERTY
All Seasons Mobilehome Community is a 121-site senior community located in Salt Lake County, Utah. Amenities include: a clubhouse with a kitchen, a swimming pool, a recreation center with billiards and a library, laundry facilities, and an RV storage area. As of June 30, 1997, occupancy was 100%.

CORALWOOD MOBILEHOME COMMUNITY, MODESTO, CALIFORNIA

DESCRIPTION OF PROPERTY
Coralwood Mobilehome Community is a 194-site senior community located in Stanislaus County near San Jose, California. Amenities include: a clubhouse, a spa and swimming pool, tennis courts, a recreation center, and laundry facilities. As of June 30, 1997, occupancy was 93%.

FALCON WOOD VILLAGE, EUGENE, OREGON

DESCRIPTION OF PROPERTY
Falconwood Village is a 183-site senior community located in Lane County, Oregon. Amenities include: a clubhouse, shuffleboard, a spa and swimming pool, laundry and car wash facilities, and an RV parking area. As of June 30, 1997, occupancy was 100%.

FOUR SEASONS MOBILEHOME COMMUNITY, FRESNO, CALIFORNIA

DESCRIPTION OF PROPERTY
Four Seasons Mobilehome Community is a 242-site family community located in Fresno County, California. Amenities include: a clubhouse, a swimming pool, a tennis court, two basketball courts, a playground and play field, a barbecue area, laundry facilities, and an RV parking area. As of June 30, 1997, occupancy was 69%.

KLOSHE ILLAHEE MOBILEHOME COMMUNITY, FEDERAL WAY, WASHINGTON

DESCRIPTION OF PROPERTY
Kloshe Illahee Mobilehome Community is a 258-site senior community located in King County near Seattle, Washington. Amenities include: a community room, game room, sauna, jacuzzi, swimming pool, tennis court, library, kitchen, laundry facilities, and an RV storage area. As of June 30, 1997, occupancy was 100%.



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MONTE DEL LAGO MOBILEHOME COMMUNITY, CASTROVILLE, CALIFORNIA

DESCRIPTION OF PROPERTY
Monte Del Lago Mobilehome Community is a 310-site senior community located in Monterey County near San Jose, California. Amenities include: a clubhouse, spa, 2 outdoor pools, recreation center, basketball court, small playground, laundry facilities, and an RV storage area. As of June 30, 1997, occupancy was 86%.

QUAIL HOLLOW, FAIRVIEW, OREGON

DESCRIPTION OF PROPERTY
Quail Hollow is a 137-site senior community located in Multnomah County near Portland, Oregon. Amenities include: a clubhouse, swimming pool, and laundry facilities. As of June 30, 1997, occupancy was 100%.

ROYAL OAKS MOBILEHOME COMMUNITY, VISALIA, CALIFORNIA

DESCRIPTION OF PROPERTY
Royal Oaks Mobilehome Community is a 149-site senior community located in Tulare County near Fresno, California. Amenities include: a clubhouse, swimming pool, recreation center, basketball court, playground, barbecue area, laundry facilities, and an RV storage area. As of June 30, 1997, occupancy was 87%.

SAN JOSE MOBILEPARK WEST I-IV, SAN JOSE, CALIFORNIA

DESCRIPTION OF PROPERTY
San Jose MobilePark West I-IV consists of four adjacent family communities and a day care center located in Santa Clara County, California with 179 sites, 182 sites, 189 sites and 173 sites, respectively. Amenities include: two laundry buildings, a recreation building, RV storage, three swimming pools with spas, two tennis courts, a basketball court, three playground areas, two saunas, a carwash, and shuffleboard. As of June 30, 1997, occupancy was 100% at all four of the communities.

SEA OAKS MOBILEHOME COMMUNITY, LOS OSOS, CALIFORNIA

DESCRIPTION OF PROPERTY
Sea Oaks Mobilehome Community is a 125-site senior community located in San Luis Obispo County near San Jose, California. Amenities include: a recreation center, outdoor pool, and a barbecue area. As of June 30, 1997, occupancy was 100%.

SEDONA SHADOWS, SEDONA, ARIZONA

DESCRIPTION OF PROPERTY
Sedona Shadows is a 200-site senior community located in Yavapai County, Arizona. Amenities include: two community rooms, a game room, tennis court, sauna, jacuzzi, swimming pool, kitchen, barbecue area, and an RV storage area. As of June 30, 1997, occupancy was 86%.

SHADOWBROOK, CLACKAMAS, OREGON

DESCRIPTION OF PROPERTY
Shadowbrook is a 156-site family community located in Clackamas County near Portland, Oregon. Amenities include: a clubhouse, swimming pool, laundry facilities, and an RV storage area. As of June 30, 1997, occupancy was 100%.



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SUNSHADOW MOBILEHOME COMMUNITY, SAN JOSE, CALIFORNIA

DESCRIPTION OF PROPERTY
Sunshadow Mobilehome Community is a 121-site family community located in Santa Clara County, California. Amenities include: a clubhouse, spa, swimming pool, and laundry facilities. As of June 30, 1997, occupancy was 100%.

VILLA BOREGA MOBILEHOME COMMUNITY, LAS VEGAS, NEVADA

DESCRIPTION OF PROPERTY
Villa Borega Mobilehome Community is a 293-site senior community located in Clark County, Nevada. Amenities include: a clubhouse, recreation center, a swimming pool and spa, tennis courts, and laundry facilities. As of June 30, 1997, occupancy was 99%.

WESTWOOD VILLAGE MOBILEHOME COMMUNITY, FARR WEST, UTAH

DESCRIPTION OF PROPERTY
Westwood Village Mobilehome Community is a 293-site senior community located in Weber County near Salt Lake City, Utah. Amenities include: a clubhouse, recreation center, library, swimming pool, kitchen, laundry facilities, and an RV storage area. As of June 30, 1997, occupancy was 100%.

GARDEN WEST OFFICE PLAZA, MONTEREY, CALIFORNIA

DESCRIPTION OF PROPERTY
Garden West Office Plaza is a 23,000 square foot office building located in Monterey, California. The building held the offices of Mobileparks West, the general partner of the MPW Properties, along with smaller scale professional tenants, including a state employment agency and an accounting agency. As of June 30, 1997, occupancy was 95%.

NICHOLSON PLAZA, SAN JOSE, CALIFORNIA

DESCRIPTION OF PROPERTY
Nicholson Plaza is a 17,000 square foot retail strip center located in front of the San Jose I-IV properties. Tenants include fast food restaurants and a brokerage firm. As of June 30, 1997, occupancy was 93%.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        A. FINANCIAL STATEMENTS

           It is not possible to provide the combined audited income statement pursuant to Rule 3-14 of Regulation S-X for the fiscal year ended December 31, 1996 at the time of the filing of this report; such income statement will be filed as an amendment to this Form 8-K under cover of Form 8-K/A within sixty days of the due date of this report.

        B. PRO FORMA FINANCIAL INFORMATION

           It is not possible to provide the combined unaudited pro forma income statement at the time of the filing of this report; such pro forma information will be filed within sixty days of the due date of this report.

        C. EXHIBITS

           10.1 "Form of Contribution Agreement dated August 25, 1997", along with certain attachments thereto. (The Form of Contribution Agreement reflects the Contribution Agreement between the Company and Mobileparks West which was the basis of the remaining Contribution Agreements. In addition, the "Basic Provisions" section included in the remaining Contribution Agreements has been included in the Form of Contribution Agreement.)

           10.2 "Addendum No. 1 To Contribution Agreements" dated August 29,
                1997.

        No information is required under Items 1,3,4,5, and 6, and these items have therefore been omitted.



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                                  SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.







                                   MANUFACTURED HOME COMMUNITIES, INC.





                                   BY: /s/ Thomas P. Heneghan
                                       -------------------------------
                                       Thomas P. Heneghan
                                       Executive Vice President, Treasurer and
                                       Chief Financial Officer

                                   BY: /s/ Judy A. Pultorak
                                       -------------------------------
                                       Judy A. Pultorak
                                       Principal Accounting Officer







DATE: September 10, 1997
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